As filed with the Securities and Exchange Commission on November 16, 1998


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   ---------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


      Date of Report (Date of Earliest Event Reported): September 30, 1998




                            BANKAMERICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                    1-6523                   56-0906609
------------------------            ------------            -------------------
(State of Incorporation)            (Commission              (IRS Employer
                                    File Number)            Identification No.)




            100 North Tryon Street, Charlotte, North Carolina 28255
            -------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)




                                 (704) 386-5000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

Item 5. OTHER EVENTS

        Merger Between  NationsBank Corporation and BankAmerica Corporation.  On
        -------------------------------------------------------------------
September 25, 1998, NationsBank Corporation, a North Carolina corporation ("NationsBank"), merged with and into NationsBank (DE) Corporation, a Delaware corporation and a direct, wholly owned subsidiary of NationsBank ("NationsBank
(DE)"), with NationsBank (DE) as the surviving corporation. NationsBank (DE) simultaneously changed its name to "NationsBank Corporation." The purpose of this merger was to change NationsBank's jurisdiction of incorporation from North Carolina to Delaware. On September 30, 1998, BankAmerica Corporation ("BankAmerica") merged with and into NationsBank (the "Merger"). The combined company was renamed "BankAmerica Corporation" (the "Corporation"). Prior to the Merger, BankAmerica operated as a multi-bank holding company, providing retail banking products and services principally in the Western United States and in Texas, and corporate banking products and services throughout the United States and internationally. As a result of the Merger, each outstanding share of BankAmerica common stock was converted into 1.1316 shares of the Corporation's common stock, resulting in the net issuance of approximately 779 million shares of the Corporation's common stock to BankAmerica shareholders. Existing shares of NationsBank continue to represent the same number of shares of the Corporation as they represented prior to the Merger. This transaction was accounted for as a pooling of interests. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of NationsBank and BankAmerica have been combined and reflected at their historical amounts.
         The following supplemental consolidated financial information of the Corporation restates the Corporation's historical Consolidated Financial Statements as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 to reflect the Merger and is incorporated herein by reference to Exhibit 99.1 filed herewith:

     1. Supplemental Consolidated Statement of Income for the years ended December 31, 1997, 1996 and 1995.
     2. Supplemental Consolidated Balance Sheet as of December 31, 1997 and
        1996.
     3. Supplemental Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995.
     4. Supplemental Consolidated Statement of Changes in Shareholders' Equity for the years ended December 31, 1997, 1996 and 1995.
     5. Notes to Supplemental Consolidated Financial Statements.

         The report of PricewaterhouseCoopers LLP, independent accountants, on the supplemental consolidated financial statements of the Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23. Both the opinion and the consent are included herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              12(a) Ratio of Earnings to Fixed Charges.

              12(b) Ratio of Earnings to Fixed Charges and Preferred Stock
                    Dividends.

              23    Consent of PricewaterhouseCoopers LLP.

              99.1 Supplemental Consolidated Financial Statements of BankAmerica Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          BANKAMERICA CORPORATION



                                          By:  /s/ MARC D. OKEN
                                                   -----------------------------
                                                   Marc D. Oken
                                                   Executive Vice President and
                                                   Principal Financial Executive




November 16, 1998

                                 EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

   12(a)          Ratio of Earnings to Fixed Charges.

   12(b)          Ratio of Earnings to Fixed Charges and Preferred Stock
                  Dividends.

   23             Consent of PricewaterhouseCoopers LLP.

   99.1 Supplemental Consolidated Financial Statements of BankAmerica Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.